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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) June 29, 2005

                     PERMA-FIX ENVIRONMENTAL SERVICES, INC.
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             (Exact name of registrant as specified in its charter)

            Delaware                    1-11596                58-1954497
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  (State or other jurisdiction      (Commission File          (IRS Employer
       of incorporation)                Number)            Identification No.)

 1940 N.W. 67th Place, Suite A, Gainesville, Florida              32653
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      (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (352) 373-4200

                                 Not applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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Section 1 - Registrant's Business and Operations.

Item 1.01.  Entry into a Material Definitive Agreement.

     On June 29, 2005, Perma-Fix Environmental Services, Inc. (the "Company"), entered into an amendment ("Amendment") to its Revolving Credit, Term Loan and Security Agreement ("Agreement") with PNC Bank, National Association ("PNC"). Pursuant to the Amendment, PNC has increased our Term Loan by approximately $4.4 million, resulting in a new Term Loan of $7 million. Under the Amendment, the Term Loan continues to be payable in monthly installments equal to approximately $83,333, plus accrued interest, and the remaining unpaid principal balance of the Term Loan, plus unpaid and accrued interest, being due and payable at the end of the term of the Agreement. As part of the Amendment, certain subsidiaries of the Company have modified or granted PNC mortgages to their facilities, in addition to the collateral previously granted to PNC under the Agreement. The $18 million revolving credit facility provided to the Company under the Agreement, together with other terms and conditions to the Agreement, remain principally unchanged. The term of the Agreement, as amended, terminates in May, 2008, and upon expiration of the term of the Agreement the unpaid principal balance of the Term Loan and the revolving credit facility, plus accrued and unpaid interest, shall be due and payable. The Company has used the additional loan proceeds under the Term Loan to prepay a $3.5 million unsecured promissory note, which was due and payable in August 2005, and the balance will be used as general working capital.

Item 9.  Financial Statements and Exhibits.

Item 9.01.  Financial Statements and Exhibits.

       (c)     Exhibits

       4.1 Amendment No. 5 to the Revolving Credit, Term Loan, and Security Agreement between Perma-Fix Environmental Services, Inc. and PNC Bank, National Association. All exhibits and schedules attached to the Amendment are listed in the List of Exhibits and Schedules. The Company will furnish supplementally a copy of such exhibits and schedules to the Commission upon the Commission's request.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: June 29, 2005.

                                         PERMA-FIX ENVIRONMENTAL SERVICES, INC.


                                         By:  /s/ Richard T. Kelecy
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                                              Richard T. Kelecy,
                                              Vice-President and
                                              Chief Financial Officer